As filed with the Securities and Exchange Commission on March 12, 2007

Registration No. 333-___________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Anesiva, Inc.

(Exact name of registrant as specified in its charter)

Delaware	77-0503399
(State of Incorporation)	(I.R.S. Employer Identification No.)

650 Gateway Boulevard

South San Francisco, CA 94080

(650) 624-9600

(Address of principal executive offices)

2003 Equity Incentive Plan

2003 Non-Employee Directors’ Stock Option Plan

2003 Employee Stock Purchase Plan

(Full title of the plans)

John P. McLaughlin

Chief Executive Officer

Anesiva, Inc.

650 Gateway Boulevard

South San Francisco, CA 94080

(650) 624-9600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Matthew B. Hemington, Esq.

Cooley Godward Kronish LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

(650) 843-5000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	1,968,540 shares	$7.44	$14,645,937.60	$449.63

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of Registrant’s Common Stock that become issuable under the plans by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant’s Common Stock. In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Registrant’s common stock as reported on the NASDAQ Global Market for March 8, 2007 for the unissued stock options and common stock.

The chart below details the calculations of the registration fee:

Securities	Number of Shares	Offering Price Per Share	Aggregate Offering Price
Shares reserved for future grant under the 2003 Equity Incentive Plan	1,365,029	$7.44	$10,115,815.76
Shares reserved for future grant under the 2003 Non-Employee Directors’ Stock Option Plan	57,500	$7.44	$427,800.00
Shares reserved for future grant under the 2003 Employee Stock Purchase Plan	546,011	$7.44	$4,062,321.84
Total	1,968,540		$14,645,937.60

Registration Fee			$449.63

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The contents of the Registration Statements on Form S-8 (File Nos. 333-112735, 333-122016, 333-130402 and 333-131060) previously filed with the Securities and Exchange Commission, by the Registrant on February 12, 2004, January 13, 2005, December 16, 2005 and January 17, 2006, respectively, are incorporated herein by reference.

EXHIBITS

Exhibit Number	Description
4.1(1)	Restated Certificate of Incorporation.

4.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.3(3)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.4(4)	Restated Bylaws.

4.5(5)	Specimen Stock Certificate.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature pages.

99.1(6)	2003 Equity Incentive Plan.

99.2(7)	2003 Non-Employee Directors’ Stock Option Plan.

99.3(8)	2003 Employee Stock Purchase Plan.

99.4(9)	Form of Grant Notice and Stock Option Agreement for the 2003 Non-Employee Directors’ Stock Option Plan.

99.5(10)	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Equity Incentive Plan.

99.6(11)	Form of Restricted Stock Award Agreement under the 2003 Equity Incentive Plan.

99.7(12)	Form of Restricted Stock Award Grant Notice under the 2003 Equity Incentive Plan.

(1)	Filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923) filed on December 4, 2003, and incorporated by reference herein.
(2)	Previously filed as Annex E to the Registrant’s Registration Statement on Form S-4, as amended (333-129177), originally filed with the Commission on October 21, 2005, and incorporated by reference herein.
(3)	Previously filed as Exhibit 3.2 to the Registrant’s Report on Form 10-Q (000-50573), filed with the Commission on August 10, 2006, and incorporated by reference herein.
(4)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.
(5)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.48 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.49 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923) filed on December 4, 2003, and incorporated by reference herein.
(9)	Previously filed as Exhibit 10.37 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(10)	Previously filed as Exhibit 10.35 to the Registrant’s Current Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(11)	Previously filed as Exhibit 10.36 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 24, 2005, and incorporated by reference herein.
(12)	Previously filed as Exhibit 99.1 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 9, 2007, and incorporated by reference herein.

UNDERTAKINGS

1.	The undersigned registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities and Exchange Act of 1934 that are incorporated by reference in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

2.	The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on March 12, 2007.

ANESIVA, INC.

By	/s/ John P. McLaughlin
John P. McLaughlin
Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John P. McLaughlin and Richard P. Powers, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John P. McLaughlin	Chief Executive Officer and Director (principal executive officer)	March 12, 2007
John P. McLaughlin

/s/ Richard P. Powers	Vice President and Chief Financial Officer (principal financial and accounting officer)	March 12, 2007
Richard P. Powers

/s/ Rodney A. Ferguson, Ph.D.	Chairman of the Board	March 12, 2007
Rodney A. Ferguson, Ph.D.

/s/ Charles M. Cohen, Ph.D.	Director	March 12, 2007
Charles M. Cohen, Ph.D.

/s/ Thomas J. Colligan	Director	March 12, 2007
Thomas J. Colligan

/s/ Carter H. Eckert	Director	March 12, 2007
Carter H. Eckert

s/ Arnold L. Oronsky, Ph.D.	Director	March 12, 2007
Arnold L. Oronsky, Ph.D.

/s/ Michael F. Powell, Ph.D.	Director	March 12, 2007
Michael F. Powell, Ph.D.

/s/ Robert L. Zerbe, M.D.	Director	March 12, 2007
Robert L. Zerbe, M.D.

EXHIBIT INDEX

Exhibit Number	Description
4.1(1)	Restated Certificate of Incorporation.

4.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.3(3)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.4(4)	Restated Bylaws.

4.5(5)	Specimen Stock Certificate.

5.1	Opinion of Cooley Godward Kronish LLP.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Cooley Godward Kronish LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature pages.

99.1(6)	2003 Equity Incentive Plan.

99.2(7)	2003 Non-Employee Directors’ Stock Option Plan.

99.3(8)	2003 Employee Stock Purchase Plan.

99.4(9)	Form of Grant Notice and Stock Option Agreement for the 2003 Non-Employee Directors’ Stock Option Plan.

99.5(10)	Form of Stock Option Grant Notice and Stock Option Agreement under the 2003 Equity Incentive Plan.

99.6(11)	Form of Restricted Stock Award Agreement under the 2003 Equity Incentive Plan.

99.7(12)	Form of Restricted Stock Award Grant Notice under the 2003 Equity Incentive Plan.

(1)	Filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923) filed on December 4, 2003, and incorporated by reference herein.
(2)	Previously filed as Annex E to the Registrant’s Registration Statement on Form S-4, as amended (333-129177), originally filed with the Commission on October 21, 2005, and incorporated by reference herein.
(3)	Previously filed as Exhibit 3.2 to the Registrant’s Report on Form 10-Q (000-50573), filed with the Commission on August 10, 2006, and incorporated by reference herein.
(4)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.
(5)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923), originally filed with the Commission on December 4, 2003, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.48 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.49 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1, as amended (333-110923) filed on December 4, 2003, and incorporated by reference herein.
(9)	Previously filed as Exhibit 10.37 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(10)	Previously filed as Exhibit 10.35 to the Registrant’s Current Report on Form 8-K (000-50573), filed with the Commission on December 16, 2005, and incorporated by reference herein.
(11)	Previously filed as Exhibit 10.36 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 24, 2005, and incorporated by reference herein.
(12)	Previously filed as Exhibit 99.1 to the Registrant’s Report on Form 8-K (000-50573), filed with the Commission on February 9, 2007, and incorporated by reference herein.